SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is February 28, 2023.

For the MFS® Funds listed below:

MFS® EMERGING MARKETS DEBT FUND	MFS® EQUITY INCOME FUND
MFS® EMERGING MARKETS EQUITY RESEARCH FUND	MFS® INTRINSIC VALUE FUND

Effective immediately, the third paragraph of the sub-section entitled "Compensation" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is hereby restated as follows:
With respect to each portfolio manager except Messrs. Gregory Johnsen and Sanjay Natarajan, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

Effective immediately, the eighth paragraph of the sub-section entitled "Compensation" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is hereby restated as follows:
With respect to Messrs. Gregory Johnsen and Sanjay Natarajan, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance). The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

Effective immediately, the sub-sections entitled "Ownership of Fund Shares" and "Other Accounts" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" are hereby restated, with respect to MFS Emerging Markets Equity Research Fund only, as follows:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund's fiscal year ended July 31, 2022, unless otherwise indicated. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Emerging Markets Equity Research Fund	Gregory Johnsen[1]	N
	Sanjay Natarajan	N
[1]	Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of January 31, 2023.

1050439                                          1                                                                                              NOVEMBER-SAI-COMBINED-SUP-I-022823

Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended July 31, 2022, unless otherwise indicated:
	Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Emerging Markets Equity Research Fund		Gregory Johnsen[1]	Registered Investment Companies[2]	1	$2.8 million
			Other Pooled Investment Vehicles	1	$2.9 million
			Other Accounts	0	Not Applicable
		Sanjay Natarajan	Registered Investment Companies[2]	1	$2.5 million
			Other Pooled Investment Vehicles	2	$49.4 million
			Other Accounts	4	$124.3 million
[1]	Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of January 31, 2023.
[2]	Includes the Fund.

Advisory fees were not based upon performance of any of the accounts identified in the table above.

1050439                               2                                                                                            NOVEMBER-SAI-COMBINED-SUP-I-022823